UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2007 (April 24, 2007)

Eagle Bulk Shipping Inc.

(Exact Name of Registrant as Specified in its Charter)

Marshall Islands	000-51366	98-0453513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Park Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 785-2500

(Registrant's telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 24, 2007, Eagle Bulk Shipping Inc. (the "Company") issued a press release announcing that it has taken delivery of the Shrike, a 2003 built 53,343 dwt Supramax dry bulk vessel. The Shrike was acquired as part of a three vessel transaction announced on February 28, 2007. The Shrike will immediately commence a 24-27 month charter at a rate of $24,600/day. The charterer has an option to extend the charter period by 12-14 months at a rate of $25,600/day. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
	99.1	Press Release, dated April 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.

	By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	Chief Executive Officer

Date: April 24, 2007

3